Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

26.  Subsequent Events

On January 20, 2020, the Company entered into an agreement with the two shareholders of Particle, Long De Cheng Zhang Culture Communication (Tianjin) Co., Ltd., which later transferred its shares in Particle to Long De Cheng Zhang (Tianjin) Investment Management Center, and Long De Holdings (Hong Kong) Co., Limited (collectively, the “Long De Entities”), who notified the Company that they intended to exercise their co-sale rights under Particle’s existing shareholder agreement, or the Co-Sale Agreement. Pursuant to the Co-Sale Agreement, the Long De Entities would sell approximately 9.8 million preferred shares of Particle, or the Long De Sale Shares, to the Proposed Buyers for a total consideration of approximately US$20.7 million in cash and the number of Particle shares to be sold by the Company would be reduced accordingly. As a result, the Company would be expected to sell a total of 29.19% equity interest of Particle on an as-if converted basis, which reflected the completion of the issuance of additional shares under Particle's share incentive plan to the Proposed Buyers for a total consideration of approximately US$427.3 million in cash under the original SPA as amended by the Supplemental Agreement and the Co-Sale Agreement. The Co-Sale Agreement is subject to approval by the shareholders of the Company’s parent company, Phoenix Media Investment (Holdings) Limited.

In 2020, novel coronavirus (“COVID-19”) has spread rapidly to many parts of China and other parts of the world. The pandemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Substantially all of the Group’s revenue and workforce are concentrated in China. Consequently, the COVID-19 outbreak has adversely affected and may continue to adversely affect the Group’s business operations and its financial condition, operating results and cash flows for 2020, including but not limited to negative impact to the Group’s total revenues and slower collection of receivables and potential additional allowance for doubtful accounts or impairment to the Group’s long-term assets. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.